SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                      Date of Report (Date of earliest event
reported) : April 1, 2004.

                                SEARCHHELP, INC.



             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------
 Delaware                                             11-3621755
(State or other jurisdiction of incorporation) (IRS Employer identification No.) 333-97687
(Commission File Number)
--------------------------------------------------------------------------------
1055 Stewart Avenue, Suite 12, Bethpage, New York,                        11714
 (Address of Principal Executive Offices)                             (Zip Code)
--------------------------------------------------------------------------------

Registrant's telephone number, including area code: 516-922-4765
--------------------------------------------------------------------------------


ITEM 7. Financial Exhibits, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1     Press Releases of SearchHelp, Inc., dated April 27, 2004

ITEM 5:  Other Event.

         On April 27, 2004 SearchHelp, Inc. issued a press release announcing the hiring of a new Chief Financial Officer, Noel C. Bonilla and of a Chief Thechnology Officer, Eric Elgar.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            SEARCHHELP, INC.
Date:  April 27, 2004                      /s/ William Bozsnyak
                                            --------------------------
                                            William Bozsnyak
                                            Chief Executive Officer